UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2026

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	OTCQB Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Entry into Material Definitive Agreement

As previously disclosed, on October 31, 2024, Nuvve Holding Corp. (the “Company”) entered into a securities purchase agreement (as amended from time to time, the “Purchase Agreement”) with certain accredited institutional and individual investors (the “Investors”), pursuant to which the Company agreed to issue to the Investors senior convertible promissory notes (as amended and restated, the “Notes”) convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and accompanying warrants (the “Warrants”) to purchase shares of Common Stock. In addition, the Purchase Agreement provided Investors with the right (the “Additional Investment Right”) to purchase up to $12,500,000 of additional Notes (the “Additional Notes”) and Warrants (the “Additional Warrants”). In May 2025, September 2025, November 2025 and December 2025, certain Investors exercised their respective Additional Investment Right and the Company issued such Investors Additional Notes and Additional Warrants (the “Outstanding AIR Warrants”).

On September 26, 2026, pursuant to Section 2(h) of the Outstanding AIR Warrants, the Company reduced the then current Exercise Price (as defined in the Outstanding AIR Warrants) to $1.00 and remove the floor price applicable for the remaining term of each of the Outstanding AIR Warrants. In connection with the reduction of the Exercise Price, such Investors exercised an aggregate of 253,954 Outstanding AIR Warrants to purchase up to an aggregate of 253,954 shares of Common Stock, for total gross proceeds to the Company of approximately $253,954.

The resale of the shares of Common Stock issuable upon exercise of the Additional Notes and Additional Warrants has been registered pursuant to the Company's effective registration statement on Form S-1 (File No. 333-292624).

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2026

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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